CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  H.  Williamson  Ghriskey,  Jr.,  President,  Chief Executive Officer & Chief
Administrative Officer of  Trainer Wortham  Funds (the  "Registrant"),   certify
that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2004               /s/  H. Williamson Ghriskey, Jr.
      --------------------           -----------------------------------------
                                     H. Williamson Ghriskey, Jr., President,
                                     Chief Executive Officer &
                                     Chief Administrative Officer


I, Ann Houlihan, Treasurer & Chief Financial Officer of Trainer Wortham Funds (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 4, 2004               /s/  Ann Houlihan
      --------------------           -----------------------------------------
                                     Ann Houlihan, Treasurer &
                                     Chief Financial Officer